UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2018

Alta Mesa Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38040	81-4433840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

15021 Katy Freeway, Suite 400

Houston, Texas 77094

(Address of principal executive offices, including zip code)

281-530-0991

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On April 27, 2018, the Audit Committee of the Board of Directors of Alta Mesa Resources, Inc. (the “Company”) approved the engagement of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the year ending December 31, 2018.  BDO has informed the Company that it completed the prospective client evaluation process and was engaged on April 27, 2018. In connection with the selection of BDO, also on April 27, 2018, the Audit Committee informed WithumSmith+Brown, PC (“Withum”) that it was dismissed as the Company’s independent registered public accounting firm as of the date thereof.  The Audit Committee made its decision in connection with the Company’s acquisition of Alta Mesa Holdings, LP (“Alta Mesa”) and Kingfisher Midstream, LLC, on February 9, 2018 (the “Business Combination”).   BDO is the independent public accounting firm of Alta Mesa.

Prior to the appointment of BDO, in connection with the Company’s preparation of filings with the Securities and Exchange Commission related to the Business Combination, the Company orally consulted with BDO with respect to the accounting treatment for the Business Combination and related matters and BDO communicated that its view was consistent with that of the Company with respect to these matters.

During the fiscal years ended December 31, 2016 and 2017, and the subsequent interim period through April 27,  2018, the date of Withum’s dismissal, there were no disagreements with Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, had it not been resolved to the satisfaction of Withum, would have caused Withum to make reference thereto in its reports on the financial statements for such periods.  During the same periods, there have been no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Withum’s audit reports on the financial statements of the Company as of and for the years ended December 31, 2016 and 2017 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided each of Withum and BDO with a copy of the disclosures in this Form 8-K and has requested that Withum furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01.  A copy of the letter, dated May 2, 2018, furnished by Withum in response to such request, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission, dated May 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA MESA RESOURCES, INC.

Date: May 2, 2018

	By:	/s/ Michael A. McCabe
	Name:	Michael A. McCabe
	Title:	Chief Financial Officer